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EXHIBIT 99.1


Contact:    Doug Guarino       Director of Corporate Relations      781-647-3900
            Duane James        Vice President of Finance


                   INVERNESS MEDICAL INNOVATIONS ANNOUNCES
                            FIRST QUARTER RESULTS

--------------------------------------------------------------------------------

WALTHAM, MA...MAY 14, 2003...Inverness Medical Innovations, Inc. (AMEX: IMA), a leading provider of women's health and nutritional products and a developer of advanced medical devices, today announced its financial results for the quarter ending March 31, 2003.

For the three months ended March 31, 2003, Inverness Medical Innovations reported net income of $2.0 million, compared to a net loss of $31.5 million in the first quarter of 2002. After deducting amortization of the discounts and non-cash dividends on the Company's Series A Preferred Stock, net income available to common stockholders was $1.8 million, or $0.12 per diluted share, in the first quarter of 2003 compared to a net loss available to common stockholders of $33.0 million, or $4.66 per diluted share, for the first quarter of 2002. Excluding non-recurring and certain non-cash charges and income, the Company reported income of $2.0 million, or $0.13 per diluted share, compared to a loss, excluding non-recurring and certain non-cash charges and income, of $1.8 million, or $0.26 per diluted share, for the first quarter of 2002. A detailed reconciliation of our income, excluding non-recurring and certain non-cash charges and income, which is a non-GAAP financial measure, to our net income under GAAP is included in the schedules to this press release.

In the first quarter of 2003, the Company had net revenues of $64.8 million, a $27.6 million increase over the net revenues of $37.2 million in the first quarter of 2002. The majority of the revenue increase was due to the additional revenues contributed by IVC, the nutritional supplement unit acquired on March 19, 2002, and Wampole Laboratories, the professional diagnostic business acquired on September 20, 2002.

The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, May 14, 2003, to discuss these results as well as other corporate matters. During the conference call the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company's responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.

The conference call can be accessed by dialing 973-935-8511 (domestic and international), an access

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code is not required, or via a link on the Inverness website at
www.invernessmedical.com and www.calleci.com. A telephone replay of the call will be available by dialing 973-341-3080 (domestic and international) with an access code of 3920462. That replay will be available until 12:00 midnight (Eastern Time) on May 16, 2003. An on demand webcast of the call will be available at the Inverness website (www.invernessmedical.com/News.htm) two hours after the end of the call and will be accessible for 12 months. Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the same website beginning shortly before the conference call and will continue to be available on this website for 12 months.

FOR MORE INFORMATION ABOUT INVERNESS MEDICAL INNOVATIONS, PLEASE VISIT OUR WEBSITE AT WWW.INVERNESSMEDICAL.COM.

Inverness Medical Innovations manufactures and sells products for the women's health and nutritional product markets and is engaged in the business of developing, manufacturing, and marketing advanced medical device technologies. The Company is presently exploring new opportunities for its proprietary electrochemical and other technologies in a variety of professional diagnostic and consumer-oriented applications including immuno-diagnostics with a focus on women's health and cardiology. The Company's women's health and nutritional products are distributed to consumers through established retail distribution networks such as Wal-Mart, Walgreens and CVS. The Company is headquartered in Waltham, Massachusetts.

SOURCE: INVERNESS MEDICAL INNOVATIONS

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              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN $000S, EXCEPT PER SHARE AMOUNTS)

                                                                                        Three Months Ended March 31,
                                                                                      -------------------------------
                                                                                          2003              2002
                                                                                      -------------     -------------

Net revenues                                                                              $ 64,807         $  37,248
Cost of sales                                                                               35,272            18,428
                                                                                      -------------     -------------
Gross profit                                                                                29,535            18,820

Operating expenses:
     Research and development                                                                4,685             3,366
     Selling, general and administrative                                                    19,907            16,216
     Charge related to asset impairment                                                          -            12,682
     Stock-based compensation                                                                    6            10,145
                                                                                      -------------     -------------
Total operating expenses                                                                    24,598            42,409
                                                                                      -------------     -------------
Operating income (loss)                                                                      4,937           (23,589)
Interest and other income, net                                                              (2,083)            4,786
Income tax provision                                                                          (856)             (506)
                                                                                      -------------     -------------
     Income (loss) before accounting change                                                  1,998           (19,309)
Cumulative effect of a change in accounting principle                                            -           (12,148)
                                                                                      -------------     -------------
     Net income (loss)                                                                    $  1,998         $ (31,457)
                                                                                      =============     =============

Non-cash amortization of discounts and dividends on preferred stock                           (174)           (1,529)
     Net income (loss) available to common stockholders                                   $  1,824         $ (32,986)
                                                                                      =============     =============


Net income (loss) per common share:
     Basic                                                                                $   0.13         $   (4.66)
     Diluted                                                                              $   0.12 (a)     $   (4.66)(b)

Weighted average shares - basic                                                             13,800             7,082
Weighted average shares - diluted                                                           15,451 (a)         7,082 (b)


(a) For the first quarter of 2003, convertible debt and preferred stock are not included in the calculation of diluted income per share because inclusion thereof, together with the reversal of related interest and dividends as if such securities were converted at the beginning of the period, would be antidilutive.

(b) For the first quarter of 2002, diluted shares are not used in the calculation of diluted loss per share because inclusion thereof would be antidilutive.



              INVERNESS MEDICAL INNOVATIONS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (IN $000S)

                                                                                        March 31,        December 31,
                                                                                          2003              2002
                                                                                      -------------     -------------
ASSETS
------
CURRENT ASSETS:
Cash and cash equivalents                                                                $  23,370         $  30,668
Accounts receivable, net                                                                    37,542            37,283
Inventories                                                                                 38,958            37,155
Prepaid expenses and other current assets                                                    9,594             8,822
                                                                                      -------------     -------------
Total current assets                                                                       109,464           113,928

PROPERTY, PLANT AND EQUIPMENT, NET                                                          46,543            45,800
GOODWILL, TRADEMARKS AND OTHER INTANGIBLE ASSETS, NET                                      188,144           188,813
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET                                               9,149             9,205
                                                                                      -------------     -------------
Total assets                                                                             $ 353,300         $ 357,746
                                                                                      =============     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
Current portion of notes payable                                                         $  21,109         $  17,842
Other current liabilities                                                                   59,005            67,877
                                                                                      -------------     -------------
Total current liabilities                                                                   80,114            85,719

LONG-TERM LIABILITIES:
Notes payable, net of current portion                                                       85,418            86,771
Other long-term liabilities                                                                 13,144            13,301
                                                                                      -------------     -------------
Total long-term liabilities                                                                 98,562           100,072

REDEEMABLE CONVERTIBLE PREFERRED STOCK                                                       9,225             9,051
                                                                                      -------------     -------------
TOTAL STOCKHOLDERS' EQUITY                                                                 165,399           162,904
                                                                                      -------------     -------------
Total liabilities and stockholders' equity                                               $ 353,300         $ 357,746
                                                                                      =============     =============

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                       Inverness Medical Innovations, Inc.
         Reconciliation of net income (loss) to income (loss) excluding non-recurring and certain non-cash charges and income (a)
                      (in $000s, except per share amounts)



                                                                                                   Quarter Ended March 31,
                                                                                                ----------------------------
                                                                                                    2003            2002
                                                                                                ------------    ------------

Net income (loss) under generally accepted accounting principles.                                  $  1,998       $ (31,457)

Non-recurring and certain non-cash charges and income (b):

Non-cash stock-based compensation charge                                                                  6          10,145
Non-cash interest expense related to the amortization of
   original issue discounts and beneficial conversion features                                           50           3,525
Non-cash charge to mark to market an interest rate swap agreement                                       130
Unrealized foreign exchange gain                                                                       (216)           (192)
Non-cash gain related to the repurchase of a beneficial conversion feature
  upon early extinguishment of debt                                                                                  (9,600)
Non-cash impairment charges related to the goodwill and
   certain intangible assets of our nutritional business                                                             24,830
Employer taxes related to the exercises of nonqualified options to
   purchase restricted stock by two key executive officers                                                              624
Non-recurring financing costs incurred in connection with early extinguishment of debt                                  292

                                                                                                ------------    ------------
Total non-recurring and certain non-cash charges and income                                             (30)         29,624

                                                                                                ------------    ------------
Income (loss) excluding non-recurring and certain non-cash charges and income                      $  1,968       $  (1,833)
                                                                                                ============    ============


Weighted average common shares - diluted                                                             15,451 (d)       7,082 (e)

Diluted net income (loss) per common share, excluding non-recurring and
                                                                                                ------------    ------------
     certain non-cash charges and income (c)                                                       $   0.13 (d)   $   (0.26)(e)
                                                                                                ============    ============



(a) Management believes that income (loss) excluding non-recurring and certain non-cash charges and income is useful because it allows investors and management to evaluate and compare the Company's operating results from continuing operations from period to period in a meaningful and consistent manner in addition to the standard financial measurements under generally accepted accounting principles (GAAP). Management internally evaluates the performance of its business based on income excluding non-recurring and non-cash charges. It should be noted that this is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP.

(b) Excludes all non-cash charges and income, except depreciation and amortization

(c)  In addition to the non-cash charges listed above, the diluted net income
     (loss) per common share, as shown, excludes amortization of discounts and non-cash dividends on preferred stock which is included in diluted net income (loss) per common share calculated in accordance with GAAP. The charges for non-cash amortization of discounts and dividends on preferred stock that are excluded are $174,000, or $0.01 per common share, for the quarter ended March 31, 2003 and $1,529,000, or $0.22 per common share, for the quarter ended March 31, 2002.

(d) For the quarter ended March 31, 2003, neither convertible debt nor series A redeemable convertible preferred stock were included as dilutive securities in the calculation of diluted earnings per share because the inclusion of such securities would be antidilutive.

(e) Diluted shares are not used in the earnings per share calculation in the periods where there is a loss available to common shareholders because inclusion thereof would be antidilutive.